Exhibit 10.1

Aviva Global Services Singapore Pte Ltd 137 Cecil Street #08-00 Aviva Building Singapore 069537

www.aviva-asia.com

Company Registration Number : 200303457R

EXLSERVICE HOLDINGS, INC EXL SERVICE.COM (INDIA) PRIVATE LIMITED NOIDA CUSTOMER OPERATIONS PRIVATE LIMITED	Please contact

5th  February 2008 (“Effective Date”)

Dear Sirs

3rd AMENDMENT LETTER

We refer to the Amendment Letter with the Effective Date of 1st July 2007, and the 2nd Amendment Letter dated 16th September 2007.

The parties hereby agree as follows:

1.	To replace paragraphs (b) and (c) of the Amendment Letter with the following:

(b)

That if AGSS elects to exercise the Call Option, pursuant to clause 10.2 of the Virtual Shareholders Agreement (“VSA”) the notice period will commence no earlier than April 1st 2008 and that AGSS will not serve the Call Option notice that is effective prior to such date. If AGSS elects to exercise the Call Option, it will deliver a notice substantially similar to the July 1, 2007 Letter with an effective date of April 1st, 2008 or later (as the case may be). The Call Option is revocable at any time by AGSS providing written notice to the Supplier to that effect.

(c)	The Call Option Period is reduced to 1 month where AGSS elects to exercise the Call Option Notice. Accordingly, such Call Option shall take effect no earlier than effect May 1st 2008.

2.	The parties agree to further amend the Amendment Letter by including the following as new paragraph as paragraph (j)

(j)	Clause 11 of the VSA is hereby deleted.

This letter may be executed in any number of counterparts, each of which, when executed and delivered, will be an original, and all the counterparts together will constitute one and the same instrument. The parties agree to accept delivery of an executed counterpart by facsimile transmission.

Kindly confirm your agreement to the terms of this 3rd Amendment Letter by countersigning the enclosed copy and returning it to me.

Yours faithfully /s/ Steve Turpie	On behalf of EXLSERVICE HOLDINGS, INC I agree to the terms of this letter.
Authorised Signatory & Director AVIVA GLOBAL SERVICES SINGAPORE PRIVATE LIMITED	/s/ Amit Shashank
Authorised Signatory

On behalf of	On behalf of
NOIDA CUSTOMER OPERATIONS PRIVATE LIMITED I agree to the terms of this letter.	EXL SERVICE.COM (INDIA) PRIVATE LIMITED I agree to the terms of this letter.

/s/ Pavan Bagai	/s/ Pavan Bagai
Authorised Signatory & Director	Authorised Signatory & Director